EXECUTION COPY

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                          MBIA INSURANCE CORPORATION,
                                  as Insurer

                          GMAC MORTGAGE CORPORATION,
                                  as Servicer

                     GERMAN AMERICAN CAPITAL CORPORATION,
                                   as Seller

                             ACE SECURITIES CORP.,
                                 as Depositor

                 ACE SECURITIES CORP. HOME LOAN TRUST 1999-A,
                                   as Issuer

                                      and

                          FIRST UNION NATIONAL BANK,
                             as Indenture Trustee

                              INSURANCE AGREEMENT



                                 $372,062,000
                  ACE Securities Corp. Home Loan Trust 1999-A
                              Asset Backed Notes
                                 Class A Notes

                          Dated as of August 1, 1999]

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                               TABLE OF CONTENTS

                                                                           Page
                                   Article I

DEFINITIONS..................................................................1

                                  Article II

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.01.     Representation and Warranties of the Servicer,
                    the Seller and the Depositor.............................5
Section 2.02.     Affirmative Covenants of the Servicer, the Seller
                    and the Depositor........................................9
Section 2.03.     Negative Covenants of the Servicer, the Seller
                    and the Depositor.......................................16
Section 2.04.     Representations and Warranties of the Issuer..............17
Section 2.05.     Affirmative Covenants of the Issuer.......................19
Section 2.06.     Negative Covenants of the Issuer..........................22
Section 2.07.     Representations, Warranties and Covenants
                    of Indenture Trustee....................................23
Section 2.08.     Representations, Warranties and Covenants
                    of Owner Trustee........................................25


                                  Article III

                           THE POLICY; REIMBURSEMENT

Section 3.01.     Issuance of the Policy....................................26
Section 3.02.     Payment of Fees and Premium...............................28
Section 3.03.     Reimbursement and Additional Payment Obligation...........29
Section 3.04.     Indemnification; Limitation of Liability..................30
Section 3.05.     Payment Procedure.........................................33


                                  Article IV

                              FURTHER AGREEMENTS

Section 4.01.     Effective Date; Term of the Insurance Agreement...........33
Section 4.02.     Further Assurances and Corrective Instruments.............33
Section 4.03.     Obligations Absolute......................................33
Section 4.04.     Assignments; Reinsurance; Third-Party Rights..............35
Section 4.05.     Liability of the Insurer..................................36
Section 4.06.     Parties Will Not Institute Insolvency Proceedings.........36
Section 4.07.     Indenture Trustee, Depositor, Seller and Servicer
                     To Join in Enforcement Action..........................36
Section 4.08.     Subrogation...............................................36


                                   Article V

                              DEFAULTS; REMEDIES

Section 5.01.     Defaults..................................................37
Section 5.02.     Remedies; No Remedy Exclusive.............................38
Section 5.03.     Waivers...................................................39

                                  Article VI

                                 MISCELLANEOUS

Section 6.01.     Amendments, Etc...........................................39
Section 6.02.     Notices...................................................39
Section 6.03.     Severability..............................................41
Section 6.04.     Governing Law.............................................41
Section 6.05.     Consent to Jurisdiction...................................41
Section 6.06.     Consent of the Insurer....................................42
Section 6.07.     Counterparts..............................................42
Section 6.08.     Headings..................................................42
Section 6.09.     Trial by Jury Waived......................................42
Section 6.10.     Limited Liability.........................................43
Section 6.11.     Entire Agreement..........................................43



                              INSURANCE AGREEMENT

This INSURANCE AGREEMENT (this "Insurance Agreement"), dated as of August 1, 1999 by and among GERMAN AMERICAN CAPITAL CORPORATION, as seller (together with its permitted successors and assigns, the "Seller"), GMAC MORTGAGE CORPORATION, in its capacity as Servicer under the Sale and Servicing Agreement described below (together with its permitted successors and assigns, the "Servicer"), ACE SECURITIES CORP., as the Depositor (the "Depositor"), ACE SECURITIES CORP. HOME LOAN TRUST 1999-A, as the Issuer (the "Issuer"), MBIA INSURANCE CORPORATION (the "Insurer") and FIRST UNION NATIONAL BANK, as Indenture Trustee (the "Indenture Trustee").

         WHEREAS, the Indenture dated as of August 1, 1999 relating to the $372,062,000 ACE Securities Corp. Home Loan Trust 1999-A Asset Backed Notes Class A Notes (the "Obligations"), between the Issuer and the Indenture Trustee (the "Indenture") provides for, among other things, the issuance of asset-backed notes and the Insurer has issued its note guaranty insurance policy (the "Policy") that guarantees certain payments on the Obligations;

         WHEREAS, the Insurer shall be paid an insurance premium pursuant to the Sale and Servicing Agreement, and the details of such premium are set forth herein; and

         WHEREAS, the Servicer, the Seller, the Depositor and the Issuer have undertaken certain obligations in consideration for the Insurer's issuance of the Policy;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                   Article I

                                  DEFINITIONS

         The terms defined in this Article I shall have the meanings provided herein for all purposes of this Insurance Agreement, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Unless the context clearly requires otherwise, all capitalized terms used herein and not otherwise defined in this Article I shall have the meanings assigned to them in the Sale and Servicing Agreement or the Indenture. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Insurance Agreement" shall mean this Insurance Agreement as a whole and as the same may, from time to time hereafter, be amended, supplemented or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Insurance Agreement as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

         "Agency Agreement" means the Agency Agreement dated as of August 1, 1999 between the Administrator and the Indenture Trustee.

         "Business Day" means any day other than (i) a Saturday or a Sunday or
(ii) a day on which the Insurer is closed or a day on which banking institutions in New York City, the State of Pennsylvania or in the city in which the corporate trust office of the Indenture Trustee under the Indenture is located are authorized or obligated by law or executive order to close.

         "Code" means the Internal Revenue Code of 1986, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

         "Commission" means the Securities and Exchange Commission.

         "Commitment" means the letter of commitment from the Insurer to the Seller dated August 11, 1999.

         "Custodial Agreement" means the Custodial Agreement dated as of August 1, 1999, among the Custodian, the Issuer, the Servicer, and the Indenture Trustee as the same may be amended or supplemented from time to time in accordance with the terms thereof.

         "Custodian" means Norwest Bank Minnesota, N.A.

         "Date of Issuance" means the date on which the Policy is issued as specified therein.

         "Default" means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default.

         "Event of Default" means any event of default specified in Section
5.01 hereof.

         "Financial Statements" means, with respect to the Seller and the Servicer, the balance sheets and the statements of income, retained earnings and cash flows and the notes thereto which have been provided to the Insurer.

         "Fiscal Agent" means the Fiscal Agent, if any, designated pursuant to the terms of the Policy.

         "Home Loan Sale Agreement" means the Home Loan Sale Agreement dated as of August 1, 1999 between the Depositor and the Seller as the same may be amended or supplemented from time to time in accordance with the terms thereof.

          "Indenture" means the Indenture dated August 1, 1999 between the Issuer and the Indenture Trustee as the same may be amended or supplemented from time to time in accordance with the terms thereof.

         "Indenture Trustee" means First Union National Bank, a national banking association, as Indenture Trustee under the Indenture, and any successor Indenture Trustee under the Indenture.

         "Indemnification Agreement" means the Indemnification Agreement dated as of August 6, 1999 between the Insurer, the Seller and the Underwriter.

         "Investment Company Act" means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended.

         "Late Payment Rate" means, for any date of determination, the rate of interest as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 3%. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

         "Liabilities" shall have the meaning ascribed to such term in Section 3.04(a) hereof.

         "Losses" means (i) any actual out-of-pocket loss paid by the Insurer or its respective parents, subsidiaries and affiliates or any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Securities Act) of any of the foregoing, and (ii) any actual out-of-pocket costs and expenses paid by such party, including reasonable fees and expenses of its counsel, to the extent not paid, satisfied or reimbursed from funds provided by any other Person (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person).

         "Material Adverse Change" means, in respect of any Person, a material adverse change in (i) the business, financial condition, results of operations or properties of such Person or (ii) the ability of such Person to perform its obligations under any of the Transaction Documents.

          "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

         "Obligor" means the original obligor under each Home Loan, including any guarantor of such obligor and their respective successors.

         "Offering Document" means the Prospectus dated July 26, 1999 and the Prospectus Supplement thereto dated August 6, 1999, of the Issuer in respect of the Obligations (and any amendment or supplement thereto) and any other offering document in respect of the Obligations prepared by the Servicer, the Seller, Depositor or the Issuer that makes reference to the Policy.

         "Opinion Facts and Assumptions" means the facts and assumptions contained in the insolvency opinion dated August 13, 1999 by Brown & Wood under the heading "Assumptions of Fact" insofar as they relate to the Seller and the Depositor.

         "Owners" means registered holders of Obligations.

          "Person" means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, limited liability company, partnership or other organization or entity (whether governmental or private).

         "Premium" means the premium payable in accordance with Section 3.02 hereof.

         "Premium Percentage" shall have the meaning ascribed to such term in
Section 3.02 hereof.

         "Registration Statement" means the registration statement on Form S-3, including a form of prospectus, relating to the Obligations, as amended or supplemented to the date hereof.

         "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of August 1, 1999, among the Servicer, the Depositor, the Issuer and the Indenture Trustee as the same may be amended or supplemented from time to time in accordance with the terms thereof.

          "Securities Act" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

         "Term of the Insurance Agreement" shall be determined as provided in
Section 4.01 hereof.

         "Transaction" means the transactions contemplated by the Transaction Documents, including the transactions described in the Offering Document.

         "Transaction Documents" means this Insurance Agreement, the Indemnification Agreement, the Commitment, the Indenture, the Offering Document, the Trust Agreement, the Agency Agreement, the Sale and Servicing Agreement, Home Loan Sale Agreement, the Administration Agreement, the Underwriting Agreement, the Custodial Agreement and the Obligations.

         "Trust" means the trust created pursuant to the Trust Agreement.

         "Trust Agreement" means the Trust Agreement dated as of August 1, 1999 between the Depositor and the Owner Trustee as the same may be amended or supplemented from time to time in accordance with the terms thereof.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

         "Underwriter" means Deutsche Bank Securities Inc.

         "Underwriting Agreement" means the Underwriting Agreement between the Underwriter, the Seller and the Depositor with respect to the offer and sale of the Obligations, as the same may be amended from time to time.

                                  Article II

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 2.01. Representations and Warranties of the Seller and the Depositor. The Seller and the Depositor represent, warrant and covenant as of the Date of Issuance, each as to those matters relating to itself, as follows:

                  (a) Due Organization and Qualification. The Seller and the Depositor are each a corporation, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation. Each of the Seller and the Depositor is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

                  (b) Power and Authority. Each of the Seller and the Depositor has all necessary corporate power and authority to conduct its business as currently conducted and, as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents and to consummate the Transaction.

                  (c) Due Authorization. The execution, delivery and performance of the Transaction Documents by the Seller and the Depositor have been duly authorized by all necessary corporate action and do not require any additional approvals or consents of, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Seller's or the Depositor's stockholders, which have not previously been obtained or given by the Seller or the Depositor.

                  (d) Noncontravention. None of the execution and delivery of the Transaction Documents by the Seller or the Depositor, the consummation of the Transaction contemplated thereby or the satisfaction of the terms and conditions of the Transaction
         Documents:

                           (i) conflicts with or results in any breach or
                  violation of any provision of the certificate of incorporation or bylaws of the Seller or the Depositor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Seller or the Depositor or any of their material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Seller or the Depositor;

                           (ii) constitutes a default by the Seller or the
                  Depositor under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Seller or the Depositor is a party or by which any of its or their respective properties, which are individually or in the aggregate material to the Seller or the Depositor, is or may be bound or affected; or

                           (iii) results in or requires the creation of any
                  lien upon or in respect of any assets of the Seller or the Depositor, except as contemplated by the Transaction Documents.

                  (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Seller, the Depositor or any of its or their subsidiaries, or any properties or rights of the Seller, the Depositor or any of its or their subsidiaries, pending or, to the Seller's or the Depositor's knowledge after reasonable inquiry, threatened, which, in any case, could reasonably be expected to result in a Material Adverse Change with respect to the Seller or Depositor.

                  (f) Valid and Binding Obligations. The Obligations, when executed, authenticated and issued in accordance with the Indenture, and the Transaction Documents (other than the Obligations), when executed and delivered by the Seller and the Depositor, will constitute the legal, valid and binding obligations of the Seller and the Depositor, as applicable, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. Neither, the Seller or the Depositor will at any time in the future deny that the Transaction Documents constitute the legal, valid and binding obligations of the Seller or the Depositor, as applicable.

                  (g) Financial Statements. The Financial Statements of the Seller, copies of which have been furnished to the Insurer, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of the Seller as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements, there has been no Material Adverse Change in respect of the Seller. Except as disclosed in the Financial Statements, the Seller is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of the Seller.

                  (h) Compliance With Law, Etc. No practice, procedure or policy employed, or proposed to be employed, by the Seller or the Depositor in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to any of them that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Seller or the Depositor. The Seller and the Depositor are not in breach of or in default under any applicable law or administrative regulation of its respective jurisdiction of incorporation, or any department, division, agency or instrumentality thereof or of the United States or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Seller or the Depositor is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Seller or the Depositor, as the case may be, to perform its respective obligations under the Transaction Documents.

                  (i) Taxes. The Seller and the Depositor and the Seller's and the Depositor's parent company or companies have filed prior to the date hereof all federal and state tax returns that are required to be filed and paid all taxes, including any assessments received by them that are not being contested in good faith, to the extent that such taxes have become due, except for any failures to file or pay that, individually or in the aggregate, would not result in a Material Adverse Change with respect to the Seller or the Depositor.

                  (j) Accuracy of Information. Neither the Transaction Documents, nor other information relating to the Home Loans, the operations of the Seller or the Depositor (including origination of loans) or information relating to the financial condition of the Seller or the Depositor (collectively, the "Documents"), as amended, supplemented or superseded, furnished to the Insurer by the Seller or the Depositor contains any statement of a material fact by the Seller or Depositor which was untrue or misleading in any material adverse respect when made. Neither the Seller nor the Depositor has any knowledge of circumstances that could reasonably be expected to cause a Material Adverse Change with respect to the Seller or the Depositor. Since the furnishing of the Documents, there has been no change or any development or event involving a prospective change known to the Seller or the Depositor that would render any of the Documents untrue or misleading in any material respect.

                  (k) Compliance With Securities Laws. The Seller and the Depositor represent and warrant that the offer and sale of the Obligations comply in all material respects with all requirements of law, including all registration requirements of applicable securities laws. Without limitation of the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to the information in the Offering Document set forth under the heading "The MBIA Insurance Policy" or the consolidated financial statements of the Insurer incorporated by reference in the Offering Document. Neither the offer nor the sale of the Obligations has been or will be in violation of the Securities Act or any other federal or state securities laws. The Trust is not required to be registered as an "investment company" under the Investment Company Act.

                  (l) Transaction Documents. Each of the representations and warranties of the Seller and the Depositor contained in the Transaction Documents is true and correct in all material respects, and the Seller and the Depositor hereby make each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.

                  (m) Solvency, Fraudulent Conveyance. The Seller and the Depositor are solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, none of the Seller or the Depositor will be left with an unreasonably small amount of capital with which to engage in its business, nor does the Seller or the Depositor intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. None of the Seller or the Depositor contemplates the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Seller or the Depositor or any of their assets. The amount of consideration being received by the Depositor upon the sale of the Obligations to the Underwriter constitutes reasonably equivalent value and fair consideration for the interest in the Home Loans evidenced by the Obligations. The Seller is not transferring the Home Loans to the Depositor, the Depositor is not transferring the Home Loans to the Trust and the Depositor is not selling the Obligations to any Underwriter, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Seller's or the Depositor's creditors.

                  (n) Principal Place of Business. The principal place of business of the Seller is located in New York, New York and the principal place of business of the Depositor is located in Charlotte, North Carolina.

                  (o) Opinion Facts and Assumptions. The Opinion Facts and Assumptions insofar as they relate to the Seller and the Depositor are true and correct as of the Date of Issuance.

         Section 2.02. Affirmative Covenants of the Seller and the Depositor. The Seller and the Depositor hereby agree that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

                  (a) Compliance With Agreements and Applicable Laws. The Seller and the Depositor shall not be in default under the Transaction Documents and shall comply with all material requirements of any law, rule or regulation applicable to it. None of the Seller or the Depositor shall agree to any amendment to or modification of the terms of any Transaction Documents unless the Insurer shall have given its prior written consent.

                  (b) Corporate Existence. Except as provided in Section 5.23 of the Sale and Servicing Agreement, the Seller, its successors and assigns, and the Depositor, its successors and assigns, shall maintain their corporate existence and shall at all times continue to be duly organized under the laws of their respective jurisdictions of incorporation and duly qualified and duly authorized (as described in sections 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate or articles of incorporation and bylaws.

                  (c) Financial Statements; Accountants' Reports; Other Information. The Seller and the Depositor shall keep or cause to be kept in reasonable detail books and records of account of their assets and business, including, but not limited to, books and records relating to the Transaction. The Seller shall furnish or cause to be furnished to the Insurer:

                           (i) Annual Financial Statements. As soon as
                  available, and in any event within 120 days after the close of each fiscal year of the Seller, the audited consolidated balance sheets of the Seller and their subsidiaries as of the end of such fiscal year and the related audited consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the audit opinion of the Seller's independent accountants (which shall be a nationally recognized independent public accounting firms) and by the certificate specified in Section 2.02(e) hereof.

                           (ii) Quarterly Financial Statements. As soon as
                  available, and within 120 days after each of the first three fiscal quarters of each fiscal year of the Seller, the unaudited consolidated balance sheets of the Seller and their subsidiaries as of the end of such fiscal quarter and the related unaudited consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate specified in Section 2.02(e) hereof.

                           (iii) Initial and Continuing Reports. On or before
                  the Closing Date, the Seller will provide the Insurer a copy of the magnetic tape to be delivered to the Indenture Trustee on the Closing Date setting forth as to each Home Loan, the information required under the definition of "Home Loan Schedule" at Section 1.01 of the Sale and Servicing Agreement.

                           (iv) Certain Information. Upon the reasonable
                  request of the Insurer, the Seller shall promptly provide copies of any requested proxy statements, financial statements, reports and registration statements which the Seller files with, or delivers to, the Commission or any national securities exchange.

                           (v) Other Information. Promptly upon receipt
                  thereof, copies of all schedules, financial statements or other similar reports delivered to or by the Seller or the Depositor pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as the Insurer may reasonably request.

                  All financial statements specified in clause (i) of this
         Section 2.02(c) shall be furnished in consolidated form for the Seller and its subsidiaries in the event the Seller shall consolidate its financial statements with its subsidiaries.

                  The Insurer agrees that it and its agents, accountants and attorneys shall keep confidential all financial statements, reports and other information delivered by the Seller or the Depositor pursuant to this Section 2.02(c) to the extent provided in Section 2.02(f) hereof.

                  (d)      Reserved.

                  (e) Compliance Certificate. The Seller shall deliver to the Insurer, concurrently with the delivery of the financial statements required pursuant to Sections 2.02(c)(i) and (ii) hereof, one or more certificates signed by an officer of the Seller authorized to execute such certificates on behalf of the Seller stating that:

                           (i) to the best of such individual's knowledge
                  following reasonable inquiry, no Default or Event of Default has occurred, or if a Default or Event of Default has occurred, specifying the nature thereof ; and

                           (ii) the attached financial statements submitted in
                  accordance with Sections 2.02(c)(i) or (ii) hereof, as the case may be, are complete and correct in all material respects and present fairly the financial condition and results of operations of the Seller as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied.

                  (f) Access to Records; Discussions With Officers and Accountants. On an annual basis, or upon the occurrence of a Material Adverse Change, the Seller shall, upon the reasonable request of the Insurer, permit the Insurer or its authorized agents:

                           (i) to inspect the books and records of the Seller
                  as they may relate to the Obligations, the obligations of the Seller under the Transaction Documents, and the Transaction;

                           (ii) to discuss the affairs, finances and accounts
                  of the Seller with the chief operating officer and the chief financial officer of the Seller; and

                           (iii) with the Seller's consent, as applicable,
                  which consent shall not be unreasonably withheld, to discuss the affairs, finances and accounts of the Seller with the Seller's independent accountants, provided that an officer of the Seller shall have the right to be present during such discussions.

                  Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Seller. The books and records of the Seller shall be maintained at the address of the Seller designated herein for receipt of notices, unless the Seller shall otherwise advise the parties hereto in writing.

                  The Insurer agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any matter of which it becomes aware through such inspections or discussions (unless readily available from public sources), except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Transaction Documents, provided that the foregoing shall not limit the right of the Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants.

                  (g) Notice of Material Events. The Seller and the Depositor shall be obligated (which obligation shall be satisfied as to each if performed by the Seller or the Depositor) promptly to inform the Insurer in writing of the occurrence of any of the following to the extent any of the following relate to it:

                           (i) the submission of any claim or the initiation
                  or threat of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against the Seller or the Depositor that
                  (A) would be required to be disclosed to the Commission or to the Seller's or the Depositor's shareholders or (B) could reasonably be expected to result in a Material Adverse Change with respect to the Seller or the Depositor, or the promulgation of any proceeding or any proposed or final rule which would result in a Material Adverse Change with respect to the Seller or the Depositor;

                           (ii) the submission of any claim or the initiation
                  or threat of any legal process, litigation or administrative or judicial investigation in any federal, state or local court or before any arbitration board, or any such proceeding threatened by any government agency, which, if adversely determined, would have a material adverse effect on the Seller, the Depositor, the Owners or the Insurer;

                           (iii) any change in the location of the Seller's or
                  the Depositor's principal office or any change in the location of the Seller's or the Depositor's books and records;

                            (iv) the occurrence of any Default or Event of
                  Default or of any Material Adverse Change;

                           (v) the commencement of any proceedings by or
                  against the Seller or the Depositor under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Seller or the Depositor or any of its or their assets; or

                           (vi) the receipt of notice that (A) the Seller or
                  the Depositor is being placed under regulatory supervision,
                  (B) any license, permit, charter, registration or approval necessary for the conduct of the Seller's or the Depositor's business is to be, or may be suspended or revoked, or (C) the Seller or the Depositor is to cease and desist any practice, procedure or policy employed by the Seller or the Depositor in the conduct of its business, and such cessation is reasonably likely to result in a Material Adverse Change with respect to the Seller or the Depositor.

                  (h) Financing Statements and Further Assurances. The Seller and the Depositor shall, upon the request of the Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within ten days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents. In addition, each of the Seller and the Depositor agrees to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P and Moody's after the date hereof and to provide all information reasonably requested by S&P or Moody's.

                  (i) Maintenance of Licenses. The Seller and the Depositor, respectively, or any successors thereof shall maintain or cause to be maintained all licenses, permits, charters and registrations which are material to the conduct of its business.

                  (j) Redemption of Obligations. The Seller and the Depositor shall instruct the Indenture Trustee, upon redemption or payment of all of the Obligations pursuant to the Indenture or otherwise, to furnish to the Insurer a notice of such redemption and, upon a redemption or payment of all of the Obligations, to surrender the Policy to the Insurer for cancellation.

                  (k) Disclosure Document. Each Offering Document delivered with respect to the Obligations shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

                  (l)      Reserved.

                  (m)      Reserved.

                  (n) Closing Documents. The Seller and the Depositor shall provide or cause to be provided to the Insurer a bound volume or volumes of the Transaction Documents and an executed original copy of each document executed in connection with the Transaction within 60 days after the date of closing. Upon the request of the Insurer, the Seller and the Depositor shall provide or cause to be provided to the Insurer a copy of each of the Transaction Documents on computer diskette, in a format acceptable to the Insurer.

                  (o)      Reserved.

                  (p)      Reserved.

                  (q)      Reserved.

         Section 2.03. Negative Covenants of the Seller and the Depositor. The Seller and the Depositor hereby agree that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

                  (a) Impairment of Rights. Neither the Seller nor the Depositor shall take any action, or fail to take any action, if such action or failure to take action may result in a material adverse change as described in clause (ii) of the definition of Material Adverse Change with respect to the Seller or the Depositor, or may interfere with the enforcement of any rights of the Insurer under or with respect to the Transaction Documents. The Seller or the Depositor shall give the Insurer written notice of any such action or failure to act on the earlier of: (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. The Seller and the Depositor shall furnish to the Insurer all information requested by it that is reasonably necessary to determine compliance with this Section (a).

                  (b) Adverse Selection Procedure. The Seller and the Depositor will not use any adverse selection procedure in selecting Home Loans to be transferred to the Indenture Trustee from the outstanding mortgage loans that qualify under the Sale and Servicing Agreement or the Home Loan Sale Agreement for inclusion in the Trust.

                  (c) Waiver, Amendments, Etc. Neither the Seller nor the Depositor shall waive, modify or amend, or consent to any waiver, modification or amendment of, any of the terms, provisions or conditions of any of the Transaction Documents without the prior written consent of the Insurer.

                  (d) Mortgage Loan Agreements; Charge-off Policy. Except as otherwise permitted in the Sale and Servicing Agreement, the Seller and the Depositor shall not alter or amend any Home Loan, their respective collection policies or their respective charge-off policies in a manner that materially adversely affects the Insurer unless the Insurer shall have previously given its consent, which consent shall not be withheld unreasonably.

         Section 2.04. Representations and Warranties of the Issuer. As of the Date of Issuance, the Issuer represents, warrants and covenants as follows:

                  (a) Due Organization and Qualification. The Issuer is a business trust and is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Issuer is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents to which it is a party, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document to which it is a party unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owner or the Insurer.

                  (b) Power and Authority. The Issuer has all necessary power and authority to conduct its business as currently conducted and, as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the Transaction.

                  (c) Due Authorization. The execution, delivery and performance of the Transaction Documents by the Issuer have been duly authorized by all necessary corporate action and do not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Issuer's owners, which have not previously been obtained or given by the Issuer.

                  (d) Noncontravention. Neither the execution and delivery of the Transaction Documents by the Issuer, the consummation of the Transaction contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents:

                           (i) conflicts with or results in any breach or
                  violation of any provision of the Trust Agreement or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Issuer or any of its material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Issuer;

                           (ii) constitutes a default by the Issuer under or a
                  breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Issuer is a party or by which any of its properties, which are individually or in the aggregate material to the Issuer, is or may be bound or affected; or

                           (iii) results in or requires the creation of any
                  lien upon or in respect of any assets of the Issuer except as contemplated by the Transaction Documents.

                  (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Issuer or any properties or rights of the Issuer pending or, to the Issuer's knowledge after reasonable inquiry, threatened, which, in any case, could reasonably be expected to result in a Material Adverse Change with respect to the Issuer.

                  (f) Valid and Binding Obligations. The Obligations, when executed, authenticated and issued in accordance with the Indenture and the Transaction Documents (other than the Obligations), when executed and delivered by the Issuer, will constitute the legal, valid and binding obligations of the Trust enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. The Issuer will not at any time in the future deny that the Transaction Documents constitute the legal, valid and binding obligations of the Issuer.

                  (g) Compliance With Law, Etc. No practice, procedure or policy employed, or proposed to be employed, by the Issuer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to it that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Issuer. The Issuer is not in breach of or default under any applicable law or administrative regulation of its respective jurisdiction or incorporation, or any department, division, agency or instrumentality thereof or of the United States or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Issuer is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Issuer, to perform its obligations under the Transaction Documents.

                  (h)      Reserved.

                  (i) Taxes. The Issuer has filed prior to the date hereof all federal and state tax returns that are required to be filed and paid all taxes, including any assessments received by them that are not being contested in good faith, to the extent that such taxes have become due, except for any failures to file or pay that, individually or in the aggregate, would not result in a Material Adverse Change with respect to the Issuer.

                  (j) Transaction Documents. Each of the representations and warranties of the Issuer contained in the Transaction Documents is true and correct in all material respects, and the Issuer hereby makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein; provided that the remedy for any breach of this paragraph shall be limited to the remedies specified in the related Transaction Document or in this Insurance Agreement.

                  (k) Solvency. The Issuer is solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, the Issuer will not be left with an unreasonably small amount of capital with which to engage in its respective business, nor does the Issuer intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. The Issuer does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Issuer or any of its assets.

                  (l) Principal Place of Business. The principal place of business of the Issuer is located in Wilmington, Delaware.

                  (m) Investment Company Act. The Issuer is not an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. The Issuer is not required to be registered as an "investment company" under the Investment Company Act.

                  (n) No Consents. No authorization or approval or other action by, and no notice to or filing with, any Person, including, without limitation, any governmental entity or regulatory body, is required for the due execution, delivery and performance by the Issuer of the Transaction Documents or any other material document or instrument to be delivered thereunder, except (in each case) such as have been obtained or the failure of which to be obtained would not be reasonably likely to have a material adverse effect on the Transaction.

                  (o) No Material Event of Default. There is no material event of default on the part of the Issuer under any agreement involving financial obligations which would materially adversely impact the financial conditions or operations of the Trust or its obligations under any document associated with this Transaction.

         Section 2.05. Affirmative Covenants of the Issuer. The Issuer hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

                  (a) Compliance With Agreements and Applicable Laws. The Issuer shall not be in default under the Transaction Documents and shall comply with all material requirements of any law, rule or regulation applicable to it. The Issuer shall not agree to any material amendment to or modification of the terms of any Transaction Documents unless the Insurer shall have given its prior written consent.

                  (b) Maintain Existence. The Issuer and its successors and assigns shall maintain their existence and shall at all times continue to be duly organized under the laws of its respective jurisdiction and duly qualified and duly authorized and shall conduct its business in accordance with the terms of its organizational documents.

                  (c) Notice of Material Events. The Issuer shall be obligated promptly to inform the Insurer in writing of the occurrence of any of the following to the extent any of the following relate to it and to the extent that it receives actual notice of the occurrence of any of the following events:

                           (i) the submission of any claim or the initiation
                  or threat of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against the Issuer that (A) could be required to be disclosed to the Commission or to the Issuer's owners or (B) could result in a Material Adverse Change with respect to the Issuer or the promulgation of any proceeding or any proposed or final rule which would result in a Material Adverse Change with respect to the Issuer;

                           (ii) any change in the location of the Issuer's or
                  the Owner Trustee's principal place of business or any change in the location of the Issuer's books and records;

                           (iii) the occurrence of any Default or Event of
                  Default or of any Material Adverse Change;

                           (iv) the commencement of any proceedings by or
                  against the Issuer under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Issuer or any of its assets; or

                           (v) the receipt of notice that (A) the Issuer is
                  being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Issuer's business is to be, or may be suspended or revoked, or (C) the Issuer is to cease and desist any practice, procedure or policy employed by the Issuer in the conduct of its business, and such cessation may result in a Material Adverse Change with respect to the Issuer.

                  (d) Financing Statements and Further Assurances. To the extent provided in the Indenture, the Issuer will cause to be filed all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the interest of the Indenture Trustee. The Issuer shall, upon the request of the Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within ten days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents to which it is a party. In addition, the Issuer agrees to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P and Moody's after the date hereof.

                  (e) Maintenance of Licenses. The Issuer, or any successors thereof, shall maintain all licenses, permits, charters and registrations which are material to the conduct of its business.

                  (f) Third-Party Beneficiary. The Issuer agrees that the Insurer shall have all rights of a third-party beneficiary in respect of each Transaction Document and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of the Insurer.

                  (g) Tax Matters. The Issuer will take all actions necessary to ensure that the Issuer is not taxable as an association (or publicly traded partnership), a corporation or a taxable mortgage pool.

                  (h) Financial Statements; Accountants' Reports; Other Information. The Issuer shall keep or cause to be kept in reasonable detail books and records of account of its assets and business, including, but not limited to, books and records relating to the Transaction. The Issuer shall furnish or cause to be furnished to the Insurer promptly upon receipt thereof, copies of all schedules, financial statements or other similar reports delivered to or by the Issuer pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as the Insurer may reasonably request.

                  (i) Access to Records; Discussions With Officers and Accountants. On an annual basis, or upon the occurrence of a Material Adverse Change, the Issuer shall, upon the reasonable request of the Insurer, at its expense, permit the Insurer or its authorized agents:

                           (i) to inspect the books and records of the Issuer
                  as they may relate to the Obligations, the obligations of the Issuer under the Transaction Documents, and the Transaction;

                           (ii) to discuss the affairs, finances and accounts of the Issuer; and

                           (iii) with the Issuer's consent, as the case may
                  be, which consent shall not be unreasonably withheld, to discuss the affairs, finances and accounts of the Issuer with the Issuer's independent accountants, provided that a representative of the Seller or the Issuer shall have the right to be present during such discussions.

                  Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Issuer. The books and records of the Issuer will be maintained at the address of the Issuer designated herein for receipt of notices, unless the Issuer shall otherwise advise the parties hereto in writing.

                  The Insurer agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any matter of which it becomes aware through such inspections or discussions (unless readily available from public sources), except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Transaction Documents, provided that the foregoing shall not limit the right of the Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants.

                  (j) Financing Statements and Further Assurances. The Issuer will cause to be filed all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the interest of the Indenture Trustee in the Trust.

                  (k) Maintenance of Trust. On or before each August 1 beginning in 2000, so long as any of the Obligations are outstanding, the Issuer shall furnish to the Insurer and the Indenture Trustee an officers' certificate either stating that such action has been taken with respect to the recording, filing, rerecording and refiling of any financing statements and continuation statements as is necessary to maintain the interest of the Indenture Trustee created by the Indenture with respect to the Trust and reciting the details of such action or stating that no such action is necessary to maintain such interests. Such officers' certificate shall also describe the recording, filing, rerecording and refiling of any financing statements and continuation statements that will be required to maintain the interest of the Indenture Trustee in the Trust until the date such next officers' certificate is due. The Issuer will use its best efforts to cause any necessary recordings or filings to be made with respect to the Trust.

         Section 2.06. Negative Covenants of the Issuer. The Issuer hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

                  (a) Impairment of Rights. The Issuer shall not take any action, or fail to take any action, if such action or failure to take action may result in a material adverse change as described in clause
         (ii) of the definition of Material Adverse Change with respect to the Issuer, or may interfere with the enforcement of any rights of the Insurer under or with respect to the Transaction Documents. The Issuer shall give the Insurer written notice of any such action or failure to act on the earlier of: (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. The Issuer shall furnish to the Insurer all information requested by it that is reasonably necessary to determine compliance with this paragraph.

                  (b) Waiver, Amendments, Etc. Except in accordance with the Transaction Documents, the Issuer shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the material terms, provisions or conditions of the Transaction Documents without the consent of the Insurer which consent shall not unreasonably be withheld. Except upon the prior written consent of the Insurer which consent shall not unreasonably be withheld, the Issuer shall not allow the transfer, modification or amendment, nor consent to any transfer, modification or amendment of the Certificate of Trust issued pursuant to the Trust Agreement.

                  (c) Restrictions on Liens. The Issuer shall not, except as contemplated by the Transaction Documents, (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or Restriction on Transferability of the Home Loans or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names the Issuer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Home Loans.

                  (d) Successors. The Issuer shall not remove or replace, or cause to be removed or replaced, the Servicer, the Indenture Trustee or the Owner Trustee without the prior written approval of the Insurer.

                  (e) Subsidiaries. The Issuer shall not form, or cause to be formed, any subsidiaries.

                  (f) No Mergers. The Issuer shall not consolidate with or merge into any Person or transfer all or any material amount of its assets to any Person, liquidate or dissolve except as permitted by the Trust Agreement and as contemplated by the Transaction Documents.

                  (g) Other Activities. The Issuer shall not (i) sell, pledge, transfer exchange or otherwise dispose of any of its assets except as permitted under the Transaction Documents; or (ii) engage in any business or activity except as contemplated by the Transaction Documents and as permitted by the Trust Agreement.

                  (h) Trust Agreement. The Issuer shall not amend the Trust Agreement without the prior written consent of the Insurer.

         Section 2.07. Representations, Warranties and Covenants of Indenture Trustee The Indenture Trustee represents and warrants to, as of the Date of Issuance, and covenants with the other parties hereto as follows:

                  (a) Due Organization and Qualification. The Indenture Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Indenture Trustee is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

                  (b) Due Authorization. The execution, delivery and performance of the Transaction Documents by the Indenture Trustee have been duly authorized by all necessary corporate action and do not require any additional approvals or consents of, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Indenture Trustee's stockholders, which have not previously been obtained or given by the Indenture Trustee.

                  (c) Noncontravention. None of the execution and delivery of the Transaction Documents by the Indenture Trustee, the consummation of the Transaction contemplated thereby or the satisfaction of the terms and conditions of the Transaction Documents:

                           (i) conflicts with or results in any breach or
                  violation of any provision of the certificate or articles of incorporation or bylaws of the Indenture Trustee or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Indenture Trustee or any of its material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Indenture Trustee ;

                           (ii) constitutes a default by the Indenture Trustee
                  under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Indenture Trustee is a party or by which any of its properties, which are individually or in the aggregate material to the Indenture Trustee, is or may be bound or affected; or

                           (iii) results in or requires the creation of any
                  lien upon or in respect of any assets of the Indenture Trustee, except as contemplated by the Transaction Documents.

                  (d) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Indenture Trustee, or any of its subsidiaries, or any properties or rights of the Indenture Trustee, or any of its subsidiaries, pending or, to the Indenture Trustee's knowledge after reasonable inquiry, threatened, which, in any case, could reasonably be expected to result in a Material Adverse Change with respect to the Indenture Trustee.

                  (e) Valid and Binding Obligations and Agreements. The Transaction Documents (other than the Obligations), to which the Indenture Trustee is a party, when executed and delivered by the Indenture Trustee, will constitute the legal, valid and binding obligations of the Indenture Trustee enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Indenture Trustee will not at any time in the future deny that the Transaction Documents constitute the legal, valid and binding obligations of the Indenture Trustee.

                  (f) Compliance With Law, Etc. No practice, procedure or policy employed, or proposed to be employed, by the Indenture Trustee in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to any the Indenture Trustee that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Indenture Trustee. The Indenture Trustee is not in breach of or in default under any applicable law or administrative regulation of its jurisdiction of organization, or any department, division, agency or instrumentality thereof or of the United States or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Indenture Trustee is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Indenture Trustee to perform its obligations under the Transaction Documents.

                  (g) Transaction Documents. Each of the representations and warranties of the Indenture Trustee contained in the Transaction Documents is true and correct in all material respects, and the Indenture Trustee hereby makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.

                  (h) Compliance and Amendments. The Indenture Trustee shall comply in all material respects with the terms and conditions of the Transaction Documents to which it is a party and the Indenture Trustee shall not agree to any amendment to or modification of the terms of any of the Transaction Documents to which it is a party unless the Insurer shall otherwise give its prior written consent.

                  (i) Preference Payments. With respect to any Preference Amount (as defined in the Policy), the Indenture Trustee shall provide to the Insurer upon the request of the Insurer:

                           (i) a certified copy of the final nonappealable
                  order of a court having competent jurisdiction ordering the recovery by a trustee in bankruptcy as voidable preference amounts included in previous distributions under Section
                  6.05 of the Sale and Servicing Agreement to any Owner pursuant to the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq., as amended (the "Bankruptcy Code");

                           (ii) an opinion of counsel satisfactory to the
                  Insurer, and upon which the Insurer shall be entitled to rely, stating that such order is final and is not subject to appeal;

                           (iii) an assignment in such form as reasonably
                  required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Servicer, the Indenture Trustee and any Owner relating to or arising under the Home Loan against the debtor which made such preference payment or otherwise with respect to such preference amount; and

                           (iv) appropriate instruments to effect (when
                  executed by the affected party) the appointment of the Insurer as agent for the Indenture Trustee and any Owner in any legal proceeding relating to such preference payment being in a form satisfactory to the Insurer.

         Section 2.08.Representations and Warranties of the Servicer. The Servicer represents, warrants and covenants as of the Date of Issuance, as follows:

                  (a) Due Organization and Qualification. The Servicer is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Servicer is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents to which it is a party in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document to which it is a party unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

                  (b) Power and Authority. The Servicer has all necessary corporate power and authority to conduct its business as currently conducted and, as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the Transaction.

                  (c) Due Authorization. The execution, delivery and performance of the Transaction Documents to which it is a party by the Servicer, have been duly authorized by all necessary corporate action and do not require any additional approvals or consents of, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Servicer's stockholders, which have not previously been obtained or given by the Servicer.

                  (d) Noncontravention. None of the execution and delivery of the Transaction Documents by the Servicer the consummation of the Transaction contemplated thereby or the satisfaction of the terms and conditions of the Transaction Documents to which it is a party:

                           (i) conflicts with or results in any breach or
                  violation of any provision of the certificate of incorporation or bylaws of the Servicer or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Servicer or any of its material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Servicer;

                           (ii) constitutes a default by the Servicer under or
                  a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Servicer is a party or by which any of its properties, which are individually or in the aggregate material to the Servicer is or may be bound or affected; or

                           (iii) results in or requires the creation of any
                  lien upon or in respect of any assets of the Servicer except as contemplated by the Transaction Documents.

                  (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Servicer or any of its subsidiaries, or any properties or rights of the Servicer or any of its subsidiaries, pending or, to the Servicer's, knowledge after reasonable inquiry, threatened, which, in any case, could reasonably be expected to result in a Material Adverse Change with respect to the Servicer.

                  (f) Valid and Binding Obligations. The Transaction Documents to which it is a party (other than the Obligations), when executed and delivered by the Servicer, will constitute the legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws.

                  (g) Financial Statements. The Financial Statements of the Servicer, copies of which have been furnished to the Insurer, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of the Servicer as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements, there has been no Material Adverse Change in respect of the Servicer. Except as disclosed in the Financial Statements, the Servicer is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of the Servicer.

                  (h) Compliance With Law, Etc. No practice, procedure or policy employed, or proposed to be employed, by the Servicer to the Servicer's knowledge in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to any of them that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Servicer. To the Servicer's knowledge, the Servicer is not in breach of or in default under any applicable law or administrative regulation of its respective jurisdiction of incorporation, or any department, division, agency or instrumentality thereof or of the United States or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Servicer is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Servicer as the case may be, to perform its respective obligations under the Transaction Documents to which it is a party.

                  (i) Taxes. The Servicer has filed prior to the date hereof all federal and state tax returns that are required to be filed and paid all taxes, including any assessments received by them that are not being contested in good faith, to the extent that such taxes have become due, except for any failures to file or pay that, individually or in the aggregate, would not result in a Material Adverse Change with respect to the Servicer.

                  (j) Accuracy of Information. Neither the Transaction Documents to which it is a party, nor other information relating to the operations of the Servicer, (including servicing of loans) or information relating to the financial condition of the Servicer (collectively, the "Documents"), as amended, supplemented or superseded, furnished to the Insurer by the Servicer contains any statement of a material fact by the Servicer which was untrue or misleading in any material adverse respect when made. The Servicer has no knowledge of circumstances that could reasonably be expected to cause a Material Adverse Change with respect to the Servicer. Since the furnishing of the Documents, there has been no change or any development or event involving a prospective change known to the Servicer that would render any of the Documents untrue or misleading in any material respect.

                  (k) Transaction Documents. Each of the representations and warranties of the Servicer to which it is a party contained in the Transaction Documents is true and correct in all material respects, and the Servicer hereby makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.

                  (l) Principal Place of Business. The principal place of business of the Servicer is located in Horsham, Pennsylvania.

         Section 2.09.Affirmative Covenants of the Servicer. The Servicer hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

                  (a) Compliance With Agreements and Applicable Laws. The Servicer shall not be in default under the Transaction Documents to which it is a party and shall comply with all material requirements of any law, rule or regulation applicable to it. The Servicer shall not agree to any amendment to or modification of the terms of any Transaction Documents to which it is a party unless the Insurer shall have given its prior written consent.

                  (b) Corporate Existence. Except as provided in Section 5.23 of the Sale and Servicing Agreement, the Servicer, its successors and assigns shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of their respective jurisdictions of incorporation and duly qualified and duly authorized (as described in sections 2.09(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate or articles of incorporation and bylaws.

                  (c) Financial Statements; Accountants' Reports; Other Information. The Servicer shall keep or cause to be kept in reasonable detail books and records of account of their assets and business, including, but not limited to, books and records relating to the Transaction. The Servicer shall furnish or cause to be furnished to the Insurer:

                           (i) Annual Financial Statements. As soon as
                  available, and in any event within 120 days after the close of each fiscal year of the Servicer, the audited consolidated balance sheets of the Servicer and their subsidiaries as of the end of such fiscal year and the related audited consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the audit opinion of the Servicer's independent accountants (which shall be a nationally recognized independent public accounting firms) and by the certificate specified in Section 2.09(e) hereof.

                           (ii) Semi-Annual Financial Statements. As soon as
                  available, and in any event within 90 days after the second fiscal quarters of each fiscal year of the Servicer, the unaudited consolidated balance sheets of the Servicer and its subsidiaries as of the end of such fiscal quarter and the related unaudited consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate specified in Section 2.09(e) hereof.

                           (iii) Continuing Reports.. The Servicer shall
                  deliver to the Insurer not later than 12:00 noon, New York City time, on each Distribution Date the report required by
                  Section 5.15 of the Sale and Servicing Agreement.

                           (iv) Computer Diskette. Beginning in November,
                  1999, the Servicer will deliver to the Insurer on a quarterly basis, a computer diskette containing a quarterly summary of the information provided to the Insurer pursuant to clause (iii) of this subsection 2.09(c) and also containing information similar to the information provided in the Home Loan Schedule delivered to the Indenture Trustee pursuant to the Sale and Servicing Agreement and described in Exhibit C of the Sale and Servicing Agreement.

                           (v) Other Information. Promptly upon receipt
                  thereof, copies of all schedules, financial statements or other similar reports delivered to or by the Servicer pursuant to the terms of the Transaction Documents to which it is a party and, promptly upon request, such other data as the Insurer may reasonably request.

                  All financial statements specified in clause (i) of this
         Section 2.09(c) shall be furnished in consolidated form for the Servicer and all its subsidiaries in the event the Servicer shall consolidate its financial statements with its subsidiaries..

                  The Insurer agrees that it and its agents, accountants and attorneys shall keep confidential all financial statements, reports and other information delivered by the Servicer pursuant to this
         Section 2.09(c) to the extent provided in Section 2.09(f) hereof.

                  (d)      Reserved.

                  (e) Compliance Certificate. The Servicer shall deliver to the Insurer, concurrently with the delivery of the financial statements required pursuant to Sections 2.09(c)(i) and (ii) hereof, one or more certificates signed by an officer of the Servicer authorized to execute such certificates on behalf of the Servicer stating that:

                           (i) a review of the Servicer's performance under
                  the Transaction Documents to which it is a party during such period has been made under such officer's supervision;

                           (ii) to the best of such individual's knowledge
                  following reasonable inquiry, no Default or Event of Default has occurred, or if a Default or Event of Default has occurred, specifying the nature thereof and, if the Servicer has a right to cure pursuant to Section 7.01 of the Sale and Servicing Agreement, stating in reasonable detail (including, if applicable, any supporting calculations) the steps, if any, being taken by the Servicer to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates;

                           (iii) the attached financial statements submitted
                  in accordance with Sections 2.09(c)(i) or (ii) hereof, as the case may be, are complete and correct in all material respects and present fairly the financial condition and results of operations of the Servicer as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied; and

                           (iv) the Servicer has in full force and effect a
                  blanket fidelity bond (or direct surety bond) and an errors and omissions insurance policy in accordance with the terms and requirements of Section 5.08 of the Sale and Servicing Agreement.

                  (f) Access to Records; Discussions With Officers and Accountants. On an annual basis, or upon the occurrence of a Material Adverse Change, the Servicer shall, upon the reasonable request of the Insurer, permit the Insurer or its authorized agents:

                           (i) to inspect the books and records of the
                  Servicer as they may relate to the Obligations, the obligations of the Servicer under the Transaction Documents to which it is a party, and the Transaction;

                           (ii) to discuss the affairs, finances and accounts
                  of the Servicer with the chief operating officer and the chief financial officer of the Servicer, as the case may be; and

                           (iii) with the Servicer's consent, as applicable,
                  which consent shall not be unreasonably withheld, to discuss the affairs, finances and accounts of the Servicer with the Servicer's independent accountants, provided that an officer of the Servicer shall have the right to be present during such discussions.

                  Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Servicer. The books and records of the Servicer shall be maintained at the address of the Servicer designated herein for receipt of notices, unless the Servicer shall otherwise advise the parties hereto in writing.

                  The Insurer agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any matter of which it becomes aware through such inspections or discussions (unless readily available from public sources), except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Transaction Documents, provided that the foregoing shall not limit the right of the Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants.

                  (g) Notice of Material Events. The Servicer shall be obligated promptly to inform the Insurer in writing of the occurrence of any of the following to the extent any of the following relate to it:

                           (i) the submission of any claim or the initiation
                  of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against the Servicer, that (A) would be required to be disclosed to the Commission or to the Servicer's shareholders or (B) could reasonably be expected to result in a Material Adverse Change with respect to the Servicer, or the promulgation of any proceeding or any proposed or final rule which would result in a Material Adverse Change with respect to the Servicer;

                           (ii) the submission of any claim or the initiation
                  of any legal process, litigation or administrative or judicial investigation in any federal, state or local court or before any arbitration board, or any such proceeding threatened by any government agency, which, if adversely determined, would have a material adverse effect on the Servicer, the Owners or the Insurer;

                           (iii) any change in the location of the Servicer's
                  principal office or any change in the location of the Servicer's books and records;

                            (iv) the occurrence of any Default or Event of
                  Default or of any Material Adverse Change;

                           (v) the commencement of any proceedings by or
                  against the Servicer under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Servicer or any of its or their assets; or

                           (vi) the receipt of notice that (A) the Servicer is
                  being placed under regulatory supervision, as a result of a material event, (B) any license, permit, charter, registration or approval necessary for the conduct of the Servicer's business is to be, or may be suspended or revoked, or (C) the Servicer is to cease and desist any practice, procedure or policy employed by the Servicer in the conduct of its business, and such cessation is reasonably likely to result in a Material Adverse Change with respect to the Servicer.

                  (h) Further Assurances. The Servicer shall, upon the request of the Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within ten days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents to which it is a party. In addition, each of the Servicer agrees to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P and Moody's after the date hereof and to provide all information reasonably requested by S&P or Moody's.

                  (i) Maintenance of Licenses. The Servicer or any successors thereof shall maintain or cause to be maintained all licenses, permits, charters and registrations which are material to the conduct of its business.

                  (j) Servicing of Home Loans. The Servicer shall perform such actions with respect to the Home Loans as are required by or provided for in the Sale and Servicing Agreement. The Servicer will provide the Insurer with written notice of any change or amendment to any Transaction Document as currently in effect.

                  (k)      Reserved.

                  (l) Year 2000 Program. The Servicer has taken steps necessary and appropriate to prevent any problems in its computer and information systems arising from or in connection with the information processing challenges associated with the Year 2000, and will provide to the Insurer such information and reports as the Insurer may reasonably request from time to time with respect to such steps as have or will be taken with respect thereto.

                  (m) Transaction Documents. The Servicer will not at any time in the future deny that the Transaction Documents constitute the legal, valid and binding obligations of the Servicer, except that the enforcement thereof may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity.

         Section 2.10. Negative Covenants of the Servicer. The Servicer hereby agree that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

                  (a) Impairment of Rights. The Servicer shall not take any action, or fail to take any action, if such action or failure to take action may result in a material adverse change as described in clause
         (ii) of the definition of Material Adverse Change with respect to the Servicer or may interfere with the enforcement of any rights of the Insurer under or with respect to the Transaction Documents. The Servicer shall give the Insurer written notice of any such action or failure to act on the earlier of: (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. The Servicer shall furnish to the Insurer all information requested by it that is reasonably necessary to determine compliance with this Section (a).

                  (b) Waiver, Amendments, Etc. The Servicer shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the terms, provisions or conditions of any of the Transaction Documents without the prior written consent of the Insurer.

                  (c) Mortgage Loan Agreements; Charge-off Policy. Except as otherwise permitted in the Sale and Servicing Agreement, the Servicer shall not alter or amend any Home Loan, their respective collection policies or their respective charge-off policies in a manner that materially adversely affects the Insurer unless the Insurer shall have previously given its consent, which consent shall not be withheld unreasonably.

                                  Article III

                           THE POLICY; REIMBURSEMENT

         Section 3.01. Issuance of the Policy. The Insurer agrees to issue the Policy on the Closing Date subject to satisfaction of the conditions precedent set forth below:

                  (a) Payment of Initial Premium and Expenses. The Insurer shall have been paid, by the Seller, that portion of a nonrefundable Premium payable on the Date of Issuance and the Seller shall agree to reimburse or pay directly other fees and expenses identified in
         Section 3.02 hereof as payable.

                  (b) Transaction Documents. The Insurer shall have received a fully executed copy of the Commitment and a copy of each of the Transaction Documents, in form and substance satisfactory to the Insurer, duly authorized, executed and delivered by each party thereto.

                  (c) Certified Documents and Resolutions. The Insurer shall have received a copy of (i) the certificate or articles of incorporation and bylaws of the Servicer, the Seller and the Depositor and (ii) the resolutions of the Seller's and the Depositor's Board of Directors authorizing the sale of the Home Loans and (iii) the execution, delivery and performance by the Servicer, the Seller and the Depositor of the Transaction Documents and the Transaction contemplated thereby, certified by the Secretary or an Assistant Secretary of the Servicer, the Seller and the Depositor (which certificate shall state that such certificate or articles of incorporation, bylaws and resolutions are in full force and effect without modification on the Date of Issuance).

                  (d) Incumbency Certificate. The Insurer shall have received a certificate of the Secretary or an Assistant Secretary of the Servicer, the Seller and the Depositor certifying the names and signatures of the officers of the Servicer, the Seller and the Depositor authorized to execute and deliver the Transaction Documents and that shareholder consent to the execution and delivery of such documents is not necessary.

                  (e) Representations and Warranties; Certificate. The representations and warranties of the Servicer, the Seller and the Depositor set forth or incorporated by reference in this Insurance Agreement shall be true and correct as of the Date of Issuance as if made on the Date of Issuance and the Insurer shall have received a certificate of appropriate officers of the Servicer, the Seller and the Depositor to that effect.

                  (f)      Opinions of Counsel.

                           (i) The law firm of Brown & Wood, LLP and the
                  in-house counsel for the Seller (as applicable) shall have issued its favorable opinion, in form and substance acceptable to the Insurer and its counsel, regarding the corporate existence and authority of the Seller and the validity and enforceability of the Transaction Documents against the Seller.

                           (ii) Counsel to the Servicer shall have issued its
                  favorable opinion, in form and substance acceptable to the Insurer and its counsel, regarding the corporate existence and authority of the Servicer and the validity and enforceability of the Transaction Documents against the Servicer.

                           (iii) The law firm of Brown & Wood, LLP shall have
                  issued its favorable opinion, in form and substance acceptable to the Insurer and its counsel, regarding the corporate existence and authority of the Depositor and the validity and enforceability of the Transaction Documents against such parties.

                           (iv) The law firm of Brown & Wood, LLP shall have
                  furnished its opinions, in form and substance acceptable to the Insurer and its counsel, regarding the sale of the Home Loans and the tax treatment on the Obligations under federal and state tax laws.

                           (v) The Insurer shall have received such other
                  opinions of counsel, in form and substance acceptable to the Insurer and its counsel, addressing such other matters as the Insurer may reasonably request. Each opinion of counsel delivered in connection with the Transaction shall be addressed to and delivered to the Insurer.

                  (g) Approvals, Etc. The Insurer shall have received true and correct copies of all approvals, licenses and consents, if any, including, without limitation, any required approval of the shareholders of the Servicer, the Seller and the Depositor, required in connection with the Transaction.

                  (h) No Litigation, Etc. No suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the Transaction Documents or the consummation of the Transaction.

                  (i) Legality. No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the Transaction contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof.

                  (j) Issuance of Ratings. The Insurer shall have received confirmation that the risk secured by the Policy constitutes at least a "A" by S&P and and "A2" risk Moody's, and that the Obligations, when issued, will be rated "AAA" by S&P and "Aaa" by Moody's.

                  (k) No Default. No Default or Event of Default shall have occurred.

                  (l) Additional Items. The Insurer shall have received such other documents, instruments, approvals or opinions requested by the Insurer or its counsel as may be reasonably necessary to effect the Transaction, including, but not limited to, evidence satisfactory to the Insurer and its counsel that the conditions precedent, if any, in the Transaction Documents have been satisfied.

                  (m) Conform to Documents. The Insurer and its counsel shall have determined that all documents, certificates and opinions to be delivered in connection with the Obligations conform to the terms of the Transaction Documents.

                  (n) Compliance With Commitment. All other terms, conditions and requirements of the Commitment shall have been satisfied.

                  (o) Satisfaction of Conditions of the Underwriting Agreement. All conditions in the Underwriting Agreement relating to the Underwriter's obligation to purchase the Obligations shall have been satisfied.

                  (p) Underwriting Agreement. The Insurer shall have received copies of each of the documents, and shall be entitled to rely on each of the documents, required to be delivered to the Underwriter pursuant to the Underwriting Agreement.

         Section 3.02.  Payment of Fees and Premium.

                  (a) Legal and Accounting Fees. The Seller shall pay or cause to be paid, on the Date of Issuance, legal fees and disbursements incurred by the Insurer in connection with the issuance of the Policy and any fees of the Insurer's auditors in accordance with the terms of the Commitment. Any fees of the Insurer's auditors payable in respect of any amendment or supplement to the Offering Document or any other Offering Document incurred after the Date of Issuance shall be paid by the Seller on demand.

                  (b) Premium. In consideration of the issuance by the Insurer of the Policy, the Insurer shall be entitled to receive the Premium as and when due in accordance with the terms of the Commitment (i) in the case of Premium due on or before the Date of Issuance, directly from the Seller and (ii) in the case of Premium due after the Date of Issuance, first, pursuant to the Sale and Servicing Agreement, and second, to the extent the amounts in subclause first are not sufficient, directly from the Seller. For purposes of the Sale and Servicing Agreement, the term "Premium Percentage" shall have the meaning set forth in paragraph 1(a) of the Commitment. The Premium shall be calculated according to paragraph 1(a) of the Commitment for the amount due on or before the Date of Issuance and paragraph 1(b) of the Commitment for the amount due on each Distribution Date. The Premium paid hereunder or under the Sale and Servicing Agreement shall be nonrefundable without regard to whether the Insurer makes any payment under the Policy or any other circumstances relating to the Obligations or provision being made for payment of the Obligations prior to maturity. The Seller shall make all payments of Premium to be made by them by wire transfer to an account designated from time to time by the Insurer by written notice to the Servicer, the Seller, the Depositor and the Trust.

         Section 3.03.  Reimbursement and Additional Payment Obligation.

                  (a) In accordance with the priorities established in Section
         6.05 of the Sale and Servicing Agreement, the Insurer shall be entitled to reimbursement for any payment made by the Insurer under the Policy, which reimbursement shall be due and payable on the date that any amount is to be paid pursuant to a Notice (as defined in the Policy), in an amount equal to the amount to be so paid and all amounts previously paid that remain unreimbursed, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

                  (b) Notwithstanding anything in Section 3.03(a) to the contrary, the Servicer and the Seller agrees to reimburse the Insurer as follows: (i) from the Seller, for payments made under the Policy arising as a result of the Seller's failure to repurchase any Home Loan required to be repurchased pursuant to Section 1.05 of the Home Loan Sale Agreement, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate, and
         (ii) from the Servicer, for payments made under the Policy, arising as a result the Servicer's failure to deposit into the Collection Account any amount required to be so deposited pursuant to the Sale and Servicing Agreement together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect to any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

                  (c) The Servicer and the Seller agree to pay to the Insurer as follows: any and all charges, fees, costs and expenses that the Insurer may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (i) any accounts established to facilitate payments under the Policy to the extent the Insurer has not been immediately reimbursed on the date that any amount is paid by the Insurer under the Policy, (ii) the enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents, in its capacity as such a party, or the Transaction, (iii) any amendment, transfer of servicing, consent, waiver or other action with respect to, or related to, any Transaction Document, whether or not executed or completed, or (iv) from the Seller only, for preparation of bound volumes of the Transaction Documents; costs and expenses shall include a reasonable allocation of compensation and overhead attributable to the time of employees of the Insurer spent in connection with the actions described in clause (ii) above, and the Insurer reserves the right to charge a reasonable fee as a condition to executing any waiver or consent proposed in respect of any of the Transaction Documents. Provided that, the Servicer shall be required to reimburse the Insurer as set forth in this Section 3.03(c) only to the extent that such charges, fees, costs and expenses incurred by the Insurer resulted from an action of or request of the Servicer.

                  (d) The Seller and the Depositor agree to pay to the Insurer as follows: interest on any and all amounts described in subsections
         (b), (c), (e) and (h) of this Section 3.03 from the date payable or paid by such party until payment thereof in full, and interest on any and all amounts described in Section 3.02 hereof from the date due until payment thereof in full, in each case, payable to the Insurer at the Late Payment Rate per annum.

                  (e) The Seller and the Depositor agree to pay to the Insurer as follows: any payments made by the Insurer on behalf of, or advanced to the Seller or the Depositor, respectively, including, without limitation, any amounts payable by the Seller or the Depositor pursuant to the Obligations or any other Transaction Documents.

                  (f) The Servicer agrees to pay to the Insurer as follows: interest on any and all amounts described in subsections (b)(ii),
         (c), and (g) of this Section 3.03 from the date payable or paid by such party until payment thereof in full, and interest on any and all amounts described in Section 3.02 hereof from the date due until payment thereof in full, in each case, payable to the Insurer at the Late Payment Rate per annum.

                  (g) The Servicer agrees to pay to the Insurer as follows: any payments made by the Insurer on behalf of, or advanced to, the Servicer related to the transfer of servicing, including, without limitation, any amounts payable by the Servicer pursuant to the Obligations or any other Transaction Documents to which it is a party.

                  (h) Following termination of the Indenture pursuant to
         Section 4.01 thereof, the Seller agrees to reimburse the Insurer for any Insured Payments required to be made pursuant to the Policy subsequent to the date of such termination.

         All such amounts are to be immediately due and payable without demand.

         Section 3.04.  Indemnification; Limitation of Liability.

                  (a) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, the Depositor, the Seller and any successors thereto agree to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents, and each person, if any, who controls the Insurer within the meaning of either
         Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, Losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the Transaction contemplated by the Transaction Documents by reason of:

                           (i) any untrue statement or alleged untrue
                  statement of a material fact contained in the Offering Document or in any amendment or supplement thereto or in any preliminary offering document, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Liabilities arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information set forth in the Offering Document under the caption "The MBIA Insurance Policy" or in the financial statements of the Insurer, including any information in any amendment or supplement to the Offering Document furnished by the Insurer in writing expressly for use therein that amends or supplements such information (all such information being referred to herein as "Insurer Information");

                           (ii) to the extent not covered by clause (i) above,
                  any act or omission of the Seller or the Depositor, or the allegation thereof, in connection with the offering, issuance, sale or delivery of the Obligations other than by reason of false or misleading information provided by the Insurer in writing for inclusion in the Offering Document as specified in clause (i) above;

                           (iii) the misfeasance or malfeasance of, or
                  negligence or theft committed by, any director, officer, employee or agent of the Seller or the Depositor;

                           (iv) the violation by the Depositor or the Seller
                  of any federal or state securities, banking or antitrust laws, rules or regulations in connection with the issuance, offer and sale of the Obligations or the Transaction contemplated by the Transaction Documents;

                           (v) the violation by the Depositor or the Seller of
                  any federal or state laws, rules or regulations relating to the Transaction, including without limitation the maximum amount of interest permitted to be received on account of any loan of money or with respect to the Home Loans;

                           (vi) the breach by the Depositor or the Seller of
                  any of its obligations under this Insurance Agreement or any of the other Transaction Documents; and

                           (vii) the breach by the Seller or the Depositor of
                  any representation or warranty on the part of the Seller or the Depositor contained in the Transaction Documents or in any certificate or report furnished or delivered to the Insurer thereunder.

                  This indemnity provision shall survive the termination of this Insurance Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

                  (b) The Seller agrees to indemnify the Trust and the Insurer for any and all Liabilities incurred by the Trust and the Insurer due to any claim, counterclaim, rescission, setoff or defense asserted by an Obligor under any Home Loan subject to the Federal Trade Commission regulations provided in 16 C.F.R. Part 433 and under any Mortgage Loan which is a "mortgage" as such term is defined in 15 U.S.C. ss. 1602(aa).

                  (c) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, the Servicer and any successors thereto agree to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents, and each person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, Losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the Transaction contemplated by the Transaction Documents to which the Servicer is a party by reason of:

                            (i) the misfeasance or malfeasance  of, or
                  negligence or theft committed by, any director, officer, employee or agent of the Servicer;

                           (ii) the violation by the Servicer of any federal
                  or state laws, rules or regulations relating to the Transaction Documents to which it is a party, including without limitation the maximum amount of interest permitted to be received on account of any loan of money or with respect to the Home Loans;

                           (iii) the breach by the Servicer of any of its
                  obligations under this Insurance Agreement or any of the other Transaction Documents to which it is a party; and

                           (iv) the breach by the Servicer of any
                  representation or warranty on the part of the Servicer, contained in the Transaction Documents to which it is a party or in any certificate or report furnished or delivered to the Insurer thereunder.

         This indemnity provision shall survive the termination of this Insurance Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

                  (d) Any party which proposes to assert the right to be indemnified under this Section 3.04 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against the Seller or the Depositor under this Section 3.04, notify the Seller or the Depositor of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In case any action, suit or proceeding shall be brought against any indemnified party and it shall notify the Seller or the Depositor of the commencement thereof, the Seller or the Depositor shall be entitled to participate in, and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the Seller or the Depositor to such indemnified party of its election so to assume the defense thereof the Seller or the Depositor shall not be liable to such indemnified party for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action the defense of which is assumed by the Seller or the Depositor in accordance with the terms of this subsection (c), but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of counsel by such indemnified party has been authorized by the Seller or the Depositor. The Seller or the Depositor shall not be liable for any settlement of any action or claim effected without its consent.

                  (e) Any party which proposes to assert the right to be indemnified under this Section 3.04 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against the Servicer under this Section 3.04, notify the Servicer of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In case any action, suit or proceeding shall be brought against any indemnified party and it shall notify the Servicer of the commencement thereof, the Servicer shall be entitled to participate in, and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the Servicer to such indemnified party of its election so to assume the defense thereof, the Servicer shall not be liable to such indemnified party for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action the defense of which is assumed by the Servicer in accordance with the terms of this subsection (c), but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of counsel by such indemnified party has been authorized by the Servicer. The Servicer shall not be liable for any settlement of any action or claim effected without its consent.

         Section 3.05.Payment Procedure. In the event of any payment by the Insurer, the Indenture Trustee, the Servicer, the Seller and the Depositor agree to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability therefor to the Insurer. All payments to be made to the Insurer under this Insurance Agreement shall be made to the Insurer in lawful currency of the United States of America in immediately available funds at the notice address for the Insurer as specified in Section 6.02 hereof on the date when due or as the Insurer shall otherwise direct by written notice to the other parties hereto. In the event that the date of any payment to the Insurer or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date. Payments to be made to the Insurer under this Insurance Agreement shall bear interest at the Late Payment Rate from the date when due to the date paid.

                                  Article IV

                              FURTHER AGREEMENTS

         Section 4.01. Effective Date; Term of the Insurance Agreement. This Insurance Agreement shall take effect on the Date of Issuance and shall remain in effect until the later of (a) such time as the Insurer is no longer subject to a claim under the Policy and the Policy shall have been surrendered to the Insurer for cancellation and (b) all amounts payable to the Insurer by the Servicer, the Indenture Trustee, the Seller or the Depositor or from any other source under the Transaction Documents and all amounts payable under the Obligations have been paid in full; provided, however, that the provisions of Sections 3.02, 3.03, 3.04 and 4.06 hereof shall survive any termination of this Insurance Agreement.

         Section 4.02.  Further Assurances and Corrective Instruments.

                  (a) Excepting at such times as a default in payment under the Policy shall exist or shall have occurred, none of the Servicer, the Seller, the Depositor, the Issuer or the Indenture Trustee shall grant any waiver of rights under any of the Transaction Documents to which any of them is a party without the prior written consent of the Insurer, and any such waiver without the prior written consent of the Insurer shall be null and void and of no force or effect.

                  (b) To the extent permitted by law, the Servicer, the Indenture Trustee, the Seller, the Issuer and the Depositor agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Insurer may reasonably request and as may be required in the Insurer's reasonable judgment to effectuate the intention of or facilitate the performance of this Insurance Agreement.

         Section 4.03.  Obligations Absolute.

                  (a) The obligations of the Servicer, the Seller, the Issuer and the Depositor hereunder shall be absolute and unconditional and shall be paid or performed strictly in accordance with this Insurance Agreement under all circumstances irrespective of:

                          (i) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver, with respect to any of the Transaction Documents, the Obligations or the Policy;

                          (ii) any exchange or release of any other obligations
                  hereunder;

                         (iii) the existence of any claim, setoff, defense,
                  reduction, abatement or other right that the Servicer, the Indenture Trustee, the Seller, the Issuer or the Depositor may have at any time against the Insurer or any other Person;

                          (iv) any document presented in connection with the Policy proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (v) any payment by the Insurer under the Policy against presentation of a certificate or other document that does not strictly comply with terms of the Policy;

                           (vi) any failure of the Seller, the Issuer or the
                  Depositor to receive the proceeds from the sale of the Obligations; or

                           (vii) any breach by the Servicer, the Indenture
                  Trustee, the Seller, the Issuer or the Depositor of any representation, warranty or covenant contained in any of the Transaction Documents.

                  (b) The Servicer, the Seller, the Depositor, the Issuer, and any and all others who are now or may become liable for all or part of the obligations of the Servicer, the Seller, the Issuer or the Depositor under this Insurance Agreement agree to be bound by this Insurance Agreement and (i) to the extent permitted by law, waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness and obligations evidenced by any Transaction Document or by any extension or renewal thereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder, except as required by the Transaction Documents; (iv) waive all rights of abatement, diminution, postponement or deduction, or any defense other than payment, or to any right of setoff or recoupment arising out of any breach under any of the Transaction Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Servicer, the Seller, the Issuer or the Depositor; (v) agree that its liabilities hereunder shall, except as otherwise expressly provided in this Section 4.03, be unconditional and without regard to any setoff, counterclaim or the liability of any other Person for the payment hereof; (vi) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vii) consent to any and all extensions of time that may be granted by the Insurer with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (viii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

                  (c) Nothing herein shall be construed as prohibiting the Servicer, the Indenture Trustee, the Seller, the Issuer or the Depositor from pursuing any rights or remedies it may have against any other Person in a separate legal proceeding.

         Section 4.04.  Assignments; Reinsurance; Third-Party Rights.

                  (a) This Insurance Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. None of the Servicer, the Indenture Trustee, the Seller, the Issuer nor the Depositor may assign its rights under this Insurance Agreement, or delegate any of its duties hereunder, without the prior written consent of the Insurer. Any assignment made in violation of this Insurance Agreement shall be null and void.

                  (b) The Insurer shall have the right to give participations in its rights under this Insurance Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as the Insurer may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve the Insurer of any of its obligations hereunder or under the Policy.

                  (c) In addition, the Insurer shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of the Insurer in connection therewith any rights of the Insurer under the Transaction Documents or with respect to any real or personal property or other interests pledged to the Insurer, or in which the Insurer has a security interest, in connection with the Transaction.

                  (d) Except as provided herein with respect to participants and reinsurers, nothing in this Insurance Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Owner, other than the Insurer against the Servicer, the Indenture Trustee, the Seller, the Issuer or the Depositor, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. Neither the Indenture Trustee nor any Owner shall have any right to payment from any Premiums paid or payable hereunder or under the Sale and Servicing Agreement or from any other amounts paid by the Servicer, the Indenture Trustee, the Seller or the Depositor pursuant to Section 3.02, 3.03 or 3.04 hereof.

                  (e) The Servicer, the Seller, the Depositor, the Issuer and the Indenture Trustee agree that the Insurer shall have all rights of a third-party beneficiary in respect of the Indenture and each other Transaction Document to which it is not a signing party and hereby incorporate and restate their representations, warranties and covenants as set forth therein for the benefit of the Insurer.

         Section 4.05. Liability of the Insurer. Neither the Insurer nor any of its officers, directors or employees shall be liable or responsible for:
(a) the use that may be made of the Policy by the Indenture Trustee or for any acts or omissions of the Indenture Trustee in connection therewith; or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to the Insurer (or its Fiscal Agent) in connection with any claim under the Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless the Insurer shall have actual knowledge thereof). In furtherance and not in limitation of the foregoing, the Insurer (or its Fiscal Agent) may accept documents that appear on their face to be in order, without responsibility for further investigation.

         Section 4.06. Parties Will Not Institute Insolvency Proceedings. So long as this Agreement is in effect, and for one year following its termination, none of the parties hereto will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law against the Depositor or the Issuer.

         Section 4.07. Indenture Trustee, Depositor, Seller and Servicer To Join in Enforcement Action. To the extent necessary to enforce any right of the Insurer in or remedy of the Insurer under any Home Loan, the Indenture Trustee, the Depositor, the Seller, the Issuer and the Servicer agree to join in any action initiated by the Trust or the Insurer for the protection of such right or exercise of such remedy.

         Section 4.08. Subrogation. To the extent of any payments under the Policy, the Insurer shall be fully subrogated to any remedies against the Depositor, the Seller or the Servicer or in respect of the Home Loans available to the Indenture Trustee under the Indenture or Sale and Servicing Agreement. The Indenture Trustee acknowledges such subrogation and, further, agrees to execute such instruments prepared by the Insurer and to take such reasonable actions as, in the sole judgment of the Insurer, are necessary to evidence such subrogation and to perfect the rights of the Insurer to receive any moneys paid or payable under the Indenture or Sale and Servicing Agreement.

                                   Article V

                              DEFAULTS; REMEDIES

         Section 5.01. Defaults. The occurrence of any of the following events shall constitute an Event of Default hereunder:

                  (a) Any representation, warranty or statement of the Seller, the Indenture Trustee, the Servicer, the Issuer or the Depositor made in this Insurance Agreement or in any other Transaction Document or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and the incorrectness of such representation, warranty or statement has a material adverse effect on the Trust Estate or the interest of the Insurer and such representation, warranty or statement shall not have been eliminated or otherwise cured within 45 days of the earlier of (i) the date on which the Indenture Trustee, the Issuer, the Servicer, the Seller or the Depositor gives notice of such failure to the Indenture Trustee or the Insurer and (ii) the date on which written notice thereof shall have been given to the Indenture Trustee, the Issuer, the Servicer, the Seller or the Depositor by the Trustee or the Insurer;

                  (b) (i) The Servicer, the Indenture Trustee, the Seller, the Issuer or the Depositor shall fail to pay when due any amount payable by the Servicer, the Indenture Trustee, the Seller or the Depositor hereunder or (ii) a legislative body has enacted any law that declares or a court of competent jurisdiction shall find or rule that this Insurance Agreement or any of the Transaction Documents are not valid and binding on the Servicer, the Indenture Trustee, the Seller, the Issuer or the Depositor;

                  (c) The occurrence and continuance of an "Event of Default" under the Indenture (as defined therein);

                  (d) Any failure on the part of the Servicer, the Indenture Trustee, the Seller, the Issuer or the Depositor duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer, the Indenture Trustee, the Seller, the Issuer or the Depositor contained in this Insurance Agreement or in any other Transaction Document which continues unremedied for a period of 45 days with respect to this Insurance Agreement, or, with respect to any other Transaction Document, beyond any cure period provided for therein, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer, the Seller, the Issuer, or the Depositor, as applicable, by the Insurer (with a copy to the Indenture Trustee) or by the Indenture Trustee (with a copy to the Insurer);

                  (e) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer, the Seller, the Issuer or the Depositor and such decree or order shall have remained in force undischarged or unstayed for a period of 90 consecutive days;

                  (f) The Servicer, the Seller, the Issuer or the Depositor shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer, the Seller, the Issuer or the Depositor or of or relating to all or substantially all of the property of either;

                  (g) The Servicer, the Seller, the Issuer or the Depositor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

                  (h) The occurrence and continuance of an "Event of Default" under the Sale and Servicing Agreement as defined therein;

                  (i) The failure of the Seller or the Depositor to comply with, or maintain the accuracy of, the Opinion Facts and Assumptions.

         Section 5.02.  Remedies; No Remedy Exclusive.

                  (a) Upon the occurrence of an Event of Default, the Insurer may exercise any one or more of the rights and remedies set forth below:

                           (i) exercise any rights and remedies under the
                  Transaction Documents in accordance with the terms of the Transaction Documents or direct the Indenture Trustee to exercise such remedies in accordance with the terms of the Transaction Documents; or

                           (ii) take whatever action at law or in equity as
                  may appear necessary or desirable in its judgment to collect the amounts then due under the Transaction Documents or to enforce performance and observance of any obligation, agreement or covenant of the Servicer, the Indenture Trustee, the Seller, the Issuer or the Depositor under the Transaction Documents.

                  (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Documents or existing at law or in equity. No delay or omission to exercise any right or power accruing under the Transaction Documents upon the happening of any event set forth in Section 5.01 hereof shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Insurer to exercise any remedy reserved to the Insurer in this Article, it shall not be necessary to give any notice, other than such notice as may be required in this Article V.

         Section 5.03.  Waivers.

                  (a) No failure by the Insurer to exercise, and no delay by the Insurer in exercising, any right hereunder shall operate as a waiver thereof. The exercise by the Insurer of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein to the Insurer are declared in every case to be cumulative and not exclusive of any remedies provided by law or equity.

                  (b) The Insurer shall have the right, to be exercised in its complete discretion, to waive any Event of Default hereunder, by a writing setting forth the terms, conditions and extent of such waiver signed by the Insurer and delivered to the Servicer, the Indenture Trustee, the Seller, the Issuer and the Depositor. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

                                  Article VI

                                 MISCELLANEOUS

         Section 6.01. Amendments, Etc. This Insurance Agreement may be amended, modified or terminated only by written instrument or written instruments signed by the parties hereto. The Servicer agrees to promptly provide a copy of any amendment to this Insurance Agreement to the Indenture Trustee, S&P and Moody's. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

         Section 6.02. Notices. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

                  (a)      To the Insurer:

                           MBIA Insurance Corporation
                           113 King Street
                           Armonk, NY  10504

                           Attention:   Insured Portfolio Management-Structured
                                        Finance (IPM-SF)
                                        (ACE Securities Corp.,
                                        Home Loan Trust 1999-A)

                           Telecopy No.:  (914) 765-3810
                           Confirmation:  (914) 765-3781

                           (in each case in which notice or other
                           communication to the Insurer refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the general counsel and the Insurer and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

                  (b)      To the Seller:

                           German American Capital Corporation
                            c/o Deutsche Bank Securities Inc.

                           31 West 52nd Street
                           New York, NY 10019
                           Attention: [            ]
                           Telecopy No.:  [(   )   -    ]
                           Confirmation:  [(   )   -    ]

                  (c)      To the Servicer:

                           GMAC Mortgage Corporation
                           500 Enterprise Road, Suite 500
                           Horsham PA 18944
                           Attention: Anthony N. Renzi, Managing Director Telecopy No.: (215) 682-4617]
                           Confirmation:  (215) 682-1999]

                           with a copy to:

                           GMAC Mortgage Corporation
                           100 Witmer Road
                           Horsham PA 18944

                           Attention: Peter Hender, Associate Counsel
                           Telecopy No.:  (215) 682-1467
                           Confirmation:  (215) 682-3367

                  (d)      To the Indenture Trustee:

                            First Union National Bank
                            230 South Tryon Street
                            Charlotte, NC 28288-1179

                           Attention: Structured Finance Trust Group
                           Telecopy No.:  (704) 383-7316
                           Confirmation:  (704) 383-5272

                  (e)      To the Depositor:

                           ACE Securities Corp.
                           6525 Morrison Blvd.
                           Charlotte, North Carolina  28211
                           Attention:   Elizabeth Eldridge
                           Telecopy No.:       (704) 365-1362
                           Confirmation:       (704) 365-0569

                  (f)      To the Issuer:

                           ACE Securities Corp. Home Loan Trust 1999-A
                           c/o Wilmington Trust Company
                           Rodney Square North
                           1100 North Market Street

                           Wilmington, DE  19890
                           Attention:  Corporate Trust Department
                           Telecopy No.:  (302)651-8882
                           Confirmation:  (302)651-1749

         A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

         Section 6.03. Severability. In the event that any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

         Section 6.04. Governing Law. This Insurance Agreement shall be governed by and construed in accordance with the laws of the State of New York WITHOUT REGARD TO CHOICE OF LAW PROVISIONS.

         Section 6.05.  Consent to Jurisdiction.

                  (a) The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and to or in connection with any of the Transaction Documents or the Transaction contemplated thereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York state court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

                  (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

                  (c) Except as provided in Section 4.06 herein, nothing contained in this Insurance Agreement shall limit or affect the Insurer's right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against any party hereto or its or their property in the courts of any jurisdiction.

         Section 6.06. Consent of the Insurer. In the event that the consent of the Insurer is required under any of the Transaction Documents, the determination whether to grant or withhold such consent shall be made by the Insurer in its sole discretion without any implied duty towards any other Person.

         Section 6.07. Counterparts. This Insurance Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

         Section 6.08. Headings. The headings of Articles and Sections and the Table of Contents contained in this Insurance Agreement are provided for convenience only. They form no part of this Insurance Agreement and shall not affect its construction or interpretation. Unless otherwise indicated, all references to Articles and Sections in this Insurance Agreement refer to the corresponding Articles and Sections of this Insurance Agreement.

         Section 6.09. Trial by Jury Waived. Each party hereto hereby waives, to the fullest extent permitted by law, any right to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with any of the Transaction Documents or any of the Transaction contemplated thereunder. Each party hereto (A) certifies that no representative, agent or attorney of any party hereto has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waiver and (B) acknowledges that it has been induced to enter into the Transaction Documents to which it is a party by, among other things, this waiver.

         Section 6.10. Limited Liability. No recourse under any Transaction Document shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Transaction Documents, the Obligations or the Policy, it being expressly agreed and understood that each Transaction Document is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches by any party hereto of any obligations under any Transaction Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Insurance Agreement.

         Section 6.11. Entire Agreement. The Transaction Documents and the Policy set forth the entire agreement between the parties with respect to the subject matter thereof, and this Insurance Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK;
                            SIGNATURE PAGE FOLLOWS]


         IN WITNESS WHEREOF, the parties hereto have executed this Insurance Agreement, all as of the day and year first above mentioned.

                                          MBIA INSURANCE CORPORATION


                                          By
                                             ---------------------------------
                                          Title
                                                ------------------------------

                                          GMAC MORTGAGE CORPORATION,
                                          as Servicer


                                          By
                                             ---------------------------------
                                          Title
                                                ------------------------------


                                          GERMAN AMERICAN CAPITAL
                                          CORPORATION, as Seller


                                          By
                                             ---------------------------------
                                          Title
                                                ------------------------------

                                          By
                                             ---------------------------------
                                          Title
                                                ------------------------------


                                          ACE SECURITIES CORP., as Depositor


                                          By
                                             ---------------------------------
                                          Title
                                                ------------------------------



                                          FIRST UNION NATIONAL BANK,
                                          as Indenture Trustee


                                          By
                                             ---------------------------------
                                          Title
                                                ------------------------------

                                          ACE SECURITIES CORP. HOME LOAN
                                          TRUST 1999-A, as Issuer

                                          By:  Wilmington Trust Company,
                                               not in its individual capacity
                                               but solely as Owner Trustee

                                          By
                                             ---------------------------------
                                          Title
                                                ------------------------------